NUMBER

SHARES

ARBOR ENTECH CORPORATION

(INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 038911 20 2

THIS CERTIFIES that:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE EACH OF THE COMMON STOCK OF

ARBOR ENTECH CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:

AFFILIATED STOCK TRANSFER COMPANY
BOX 752, GLEN COVE N.Y. 11542
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

ARBOR ENTECH CORPORATION
CORPORATE SEAL 1980
DELAWARE

SECRETARY.

PRESIDENT/TREASURER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –..................Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act.................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

____
THIS SPACE MUST NOT BE COVERED IN ANY WAY

PRINTED BY: COLUMBIA FINANCIAL PRINTING COMPANY, HICKSVILLE, NY 11801